UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 7, 2014

Date of Report

(Date of Earliest Event Reported)

GEO POINT RESOURCES, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55150	45-5593622
(State or other jurisdiction of incorporation(	(Commission File No.)	(IRS Employer I.D. No.)

1421 East Pomona Street

Santa Ana, California 92705

 (Address of principal executive offices)

(714) 665-8777

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

(a)(1)  Previous independent registered public accounting firm:

Mantyla McReynolds, LLC:

(i)  On July 7, 2014, we formally informed Mantyla McReynolds, LLC (“Mantyla McReynolds”) of their dismissal as our independent registered public accounting firm.

(ii)  The report of Mantyla McReynolds on our financial statements as of and for the fiscal year ended March 31, 2013, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about our ability to continue as a going concern.  Mantyla McReynolds was engaged by us as our independent registered public accounting firm on February 28, 2013, and audited our financial statements for the fiscal year ended March 31, 2013.

(iii)  Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv)  During the fiscal year ended March 31, 2013, and through July 7, 2014, there were no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mantyla McReynolds, would have caused Mantyla McReynolds to make reference to them in connection with their report on our financial statements for the fiscal year ended March 31, 2013.

(v)  We requested that Mantyla McReynolds furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agreed with the foregoing statements, a copy of which is filed herewith as Exhibit 16.1 and referenced in Item 9.01.

(a)(2)  New independent registered public accounting firm:

BF Borgers CPA, PC:

(1)  On July 7, 2014, we engaged BF Borgers CPA, PC (“BF Borgers”) as our new independent registered public accounting firm to audit our financial statements for the fiscal year ended March 31, 2014.  During the fiscal year ended March 31, 2013, and through July 7, 2014, we had not consulted with BF Borgers regarding any of the following:

(i)  The application of accounting principles to a specific transaction, either completed or proposed;

(ii)  The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that BF Borgers concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or (iii)  any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.

Exhibit Description

16.1

Letter from Mantyla McReynolds, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO POINT RESOURCES, INC., a Nevada

corporation

Date:  July 8, 2014

/s/ William C. Lachmar

William C. Lachmar, President